SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: August 30, 1996
                        (Date of earliest event reported)



                                 MGI PROPERTIES
             (Exact name of Registrant as specified in its charter)



        Massachusetts                  1-6833                  04-6268740
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification
                                                                 Number)



                One Winthrop Square, Boston, Massachusetts 02110
               (Address of Principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (617) 422-6000

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits


1. Pro forma consolidated statements of earnings (unaudited) of the Registrant for the year ended November 30, 1995 and for the nine months ended August 31, 1996. A pro forma balance sheet is not presented, as Eight Forge Park, Franklin, Massachusetts was acquired on August 30, 1996 and is presented in the Form 10-Q for the three months ended August 31, 1996.

2. Historical summary of gross income and direct operating expenses (audited) of Eight Forge Park, Franklin, Massachusetts acquired on August 30, 1996 for the year ended December 31, 1995 (Exhibit A).

                                 MGI Properties

                  Pro Forma Consolidated Statement of Earnings
                          Year Ended November 30, 1995
                                   (unaudited)



                                                           Pro Forma Adjustments
                                                        -----------------------------
                                                        Eight Forge       Previous 96
                                     As Reported            Park          Acquisitions       Pro Forma
-------------------------------------------------------------------------------------------------------
Income
Rental and other income               $44,811,000        $656,000          $8,329,000 a     $53,796,000
Interest                                  514,000               0             (91,000)b         423,000
Other                                      64,000               0                   0            64,000
-------------------------------------------------------------------------------------------------------
Total Income                           45,389,000         656,000           8,238,000        54,283,000
-------------------------------------------------------------------------------------------------------
Expenses
Property operating expenses            12,348,000          25,000           1,260,000 a      13,633,000
Real estate taxes                       5,600,000          66,000           1,067,000 a       6,733,000
Depreciation and amortization           7,814,000         104,000           1,116,000 b       9,034,000
Interest                                5,807,000         335,000           3,807,000 c       9,949,000
General and administrative              2,651,000               0                   0         2,651,000
-------------------------------------------------------------------------------------------------------
Total expenses                         34,220,000         530,000           7,250,000        42,000,000
-------------------------------------------------------------------------------------------------------
Income before net gains                11,169,000         126,000             988,000        12,283,000
Net gains                               3,150,000               0                   0         3,150,000
-------------------------------------------------------------------------------------------------------
Net income                            $14,319,000        $126,000            $988,000       $15,433,000
-------------------------------------------------------------------------------------------------------
Per Share Data
Net Income                                  $1.25                                                 $1.34
-------------------------------------------------------------------------------------------------------
Weighted average shares outstanding    11,487,677                                            11,487,677
-------------------------------------------------------------------------------------------------------


See Note 1 of the accompanying notes to the pro forma consolidated financial statements.

                                 MGI Properties

                  Pro Forma Consolidated Statement of Earnings
                        Nine Months Ended August 31, 1996
                                   (unaudited)




                                                           Pro Forma Adjustments
                                                         -------------------------
                                                          Actual           9 Month
                                      As Reported        Results           Pro Forma         Pro Forma
-------------------------------------------------------------------------------------------------------
Income
Rental and other income               $39,886,000      ($2,626,000)       $7,303,000 a      $44,563,000
Interest                                  301,000                0                 0            301,000
Other                                       6,000           (1,000)                0              5,000
-------------------------------------------------------------------------------------------------------
Total Income                           40,193,000       (2,627,000)        7,303,000         44,869,000
-------------------------------------------------------------------------------------------------------
Expenses
Property operating expenses            10,477,000         (394,000)        1,094,000 a       11,177,000
Real estate taxes                       4,743,000         (319,000)          753,000 a        5,177,000
Depreciation and amortization           6,944,000         (366,000)          837,000 c        7,415,000
Interest                                6,424,000         (308,000)        3,107,000 d        9,223,000
General and administrative              2,157,000                0                 0          2,157,000
-------------------------------------------------------------------------------------------------------
Total expenses                         30,745,000       (1,387,000)        5,791,000         35,149,000
-------------------------------------------------------------------------------------------------------
Income before net gains                 9,448,000       (1,240,000)        1,512,000          9,720,000
Net gains                               9,350,000                0                 0          9,350,000
-------------------------------------------------------------------------------------------------------
Net income                            $18,798,000      ($1,240,000)       $1,512,000        $19,070,000
-------------------------------------------------------------------------------------------------------
Per Share Data
Net Income                                  $1.63                                                 $1.65
-------------------------------------------------------------------------------------------------------
Weighted average shares outstanding    11,534,604                                            11,534,604
-------------------------------------------------------------------------------------------------------



See Note 2 of the accompanying notes to the pro forma consolidated financial statements.

Notes to Pro Forma Consolidated Financial Statements:

The accompanying pro forma consolidated financial statements have been prepared by MGI Properties' management. Management is not aware of any material factors relating to the properties which would have caused the pro forma financial information not to be indicative of future operating results. The pro forma consolidated statements of earnings should be read in conjunction with MGI Properties audited financial statements as of November 30, 1995 and the unaudited Form 10-Q for the quarter ended August 31, 1996.

Note 1:

The pro forma consolidated statement of earnings for the year ended November 30, 1995 combines the audited consolidated statement of earnings of MGI Properties with the audited historical summary of gross income and direct operating expenses of the property for the year ended, described on the Form 8-K dated August 30, 1996, and, for all other properties acquired from December 1, 1995 through August 30, 1996, the historical summaries of gross income and direct operating expenses. The pro forma consolidated statement of earnings assumes the acquisition of the properties as if they had occurred on December 1, 1994. The pro forma information is based upon the historical financial statements of MGI Properties after giving effect to the acquisition of these properties.

(a) Rental income represents that which would have been derived from leases in place during the period from December 1, 1994 through November 30, 1995. The operating expenses for the unaudited properties were provided by the buildings' prior owners.

(b) The reduction in interest income is due to the pro forma use of cash and short-term investments which would have been required to purchase the properties if they had been acquired on December 1, 1994.

(c) The adjustment for depreciation applies a forty-year life based upon the straight line method to the building component of acquisitions for twelve months.

(d) The increase in interest expense is due to the pro forma use of debt to acquire properties, which would have been outstanding for the period from December 1, 1994 to November 30, 1995. The pro forma acquisition of the nine properties assumes the Trust borrowed $31.0 million at a floating rate of 7.45%, of which $4.5 million is related to the acquisition of Eight Forge Park. Also reflected is the interest expense related to debt incurred with the July 2, 1996 acquisition of real estate in Portland, Maine which totaled $21.3 million at an average rate of 8.7%.

Note 2:

The accompanying pro forma consolidated statement of earnings for the nine-month period ended August 31, 1996 assumes the acquisition of the properties as if they were owned as of December 1, 1995. The pro forma information is based upon the historical statements of the Trust after giving effect to the acquisition of these properties. Rental income and operating expenses for the period of Trust ownership are deducted as pro forma adjustments.

(a) Rental income represents that which would have been derived from leases in place during the period from December 1, 1995 through August 31, 1996. The operating expenses for the nine-month period are estimated based upon MGI's actual experience and upon information provided by the prior owner.

(b) The adjustment for depreciation reflects the building component of acquisitions for nine months using a forty-year life based upon the straight line method.

(c) The increase in interest expense is due to the pro forma use of debt that would have been outstanding for the period from December 1, 1995 to August 31, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 15, 1996              /s/ Phillip C. Vitali
                                     ------------------------------------------
                                         Phillip C. Vitali
                                         Executive Vice President and Treasurer
                                         (Chief Financial Officer)




Date: November 15, 1996              /s/ David P. Morency
                                     ------------------------------------------
                                         David P. Morency
                                         Controller
                                         (Principal Accounting Officer)

                                EIGHT FORGE PARK

                     Historical Summary of Gross Income and
                            Direct Operating Expenses

                          Year ended December 31, 1995


                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

To the Board of Directors of MGI Properties:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") for Eight Forge Park (the "Property") for the year ended December 31, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of MGI Properties as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of the Property for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP

Boston, Massachusetts
November 13, 1996

                                EIGHT FORGE PARK

        Historical Summary of Gross Income and Direct Operating Expenses

                          Year ended December 31, 1995

Gross income:
     Rental income                                           $ 587,442
     Operating expense contributions                            68,568
                                                             ---------

           Total gross income                                  656,010
                                                             ---------

Direct operating expenses:
     Rental property operating expenses                         25,023
     Real estate taxes                                          65,795
                                                             ---------

           Total direct operating expenses                      90,818
                                                             ---------

Gross income in excess of direct operating expenses          $ 565,192
                                                             =========


See accompanying notes to historical summary of gross income and direct operating expenses.

                                EIGHT FORGE PARK

    Notes to Historical Summary of Gross Income and Direct Operating Expenses

                      For the year ended December 31, 1995


(1) Business

      Eight Forge Park (the "Property") is comprised of land and a 100,000 square-foot research and development industrial building located in Franklin, Massachusetts. On August 30, 1996, MGI Properties acquired the Property from Prudential Insurance Company of America.

(2) Basis of Presentation

      The Historical Summary has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate operations for inclusion in Form 8-K of the acquirer, MGI Properties. Therefore, the Historical Summary presents only specified revenues and expenses and is not a complete presentation of the revenues and expenses of the Property. The Historical Summary has been prepared on the accrual basis of accounting.

      (a) Gross Income

      The Property is 100% leased to and occupied by one tenant under an operating lease that was scheduled to expire on June 30, 1997. In February 1996, a new lease was executed with this tenant which is scheduled to expire on January 31, 2006. Both leases provide for rents where the tenant pays for property operating expenses, real estate tax and insurance.

      Only income from the operating lease is included in gross income. All other forms of revenue are excluded from this Historical Summary, as they are not comparable to the proposed future operations of the Property.

      (b) Direct Operating Expenses

      Direct operating expenses include only those costs comparable to the future operation of the Property. Costs such as depreciation, amortization and certain professional and administrative costs are excluded from the Historical Summary.